SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2007

DIGITALPOST INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-124405	98-0434357
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3240 El Camino Real, Suite 230, Irvine, CA  92602

(Address of Principal Executive Offices)(Zip Code)

(714) 824-3000

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01— Entry into a Material Definitive Agreement.

On October 26, 2007, DigitalPost Interactive, Inc. (the “Registrant”) entered into an agreement with BowTie, Inc. (“Partner”), a large producer of pet and animal magazines. Under the terms of the agreement, Partner agrees to market pet-themed versions of the Registrant’s subscription-based family websites to its customers and users.

The Registrant agrees to pay Partner forty percent of the ongoing monthly subscription fees received by the Registrant for active, paying subscriptions during the term of the agreement.  The agreement is for a term of two years and automatically renews for successive one year terms.

Item 9.01—Financial Statement and Exhibits

99.01            Partner Agreement between DigitalPost Interactive, Inc and BowTie, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalPost Interactive, Inc

```	By:	/s/ Mike Sawtell
Name: Mike Sawtell
Title: Chief Executive Officer, President and Sole Director

Date:       November 1, 2007